UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of earliest event reported: December 31, 2010

                            GOLDEN DRAGON HOLDING CO.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                  ------------
                 (State or other jurisdiction of incorporation)


        000-27055                                           27-4635140
---------------------------                                -------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)

            2460 W. 26th Avenue, Suite 380-C, Denver, Colorado 80211
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 380-8280

                                   CCVG, INC.
                                 --------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Reorganization into a Holding Company Structure

Effective December 31, 2010, pursuant to the Delaware Holding Company formation statute, DGCL Section 251(g), CCVG, Inc. ("CCVG") completed an Agreement and Plan of Merger and Reorganization into a Holding Company ("the Agreement") with CCaps Co. ("CCaps ") and Golden Dragon Holding Co. ("Golden Dragon"), both wholly-owned subsidiaries of CCVG. The Agreement provided for the merger of CCVG with and into CCaps, with CCaps being the surviving corporation in that merger. Contemporaneously with CCVG's merger with and into CCaps pursuant to the Holding Company formation (and the Agreement), the shareholders of CCVG were converted, to shareholders of Golden Dragon on a one for one basis pursuant to the Agreement.

As a result of this reorganization into a Holding Company structure, Golden Dragon became the publicly quoted parent holding company with CCaps, the surviving corporation of the merger between CCVG and CCaps, becoming the sole remaining wholly-owned subsidiary of Golden Dragon.

On December 31, 2010, Golden Dragon entered into a Share Purchase Agreement with James Clark. Under the terms of the Share Purchase Agreement, Golden Dragon sold 100% of the issued and outstanding shares of its sole remaining wholly owned subsidiary, CCaps, to James Clark for $100 cash consideration, subject to its debts, and issued 25,000 shares of Golden Dragon Common Stock, valued at $1,000, to CCaps pursuant to the terms of the Share Purchase Agreement. At the time of the sale, CCaps had no ongoing operations or assets and outstanding liabilities of approximately $678,000.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Sale of Subsidiary

On December 31, 2010, 100% of the issued and outstanding shares of CCaps the sole remaining wholly-owned subsidiary of Golden Dragon, was sold to an unrelated third party in exchange for $100 cash consideration, subject to its debts, and the issue of 25,000 shares of Golden Dragon Common Stock to CCaps. At the time of the sale, CCaps had no ongoing operations or assets and outstanding liabilities of approximately $678,000.

Following the merger of CCVG with and into CCaps , CCaps, as the surviving corporation in that merger, retained all outstanding liabilities of CCVG in the divestiture.

As a result of the sale of 100% of the issued and outstanding shares of CCaps, the holding company, Golden Dragon will no longer consolidate liabilities of CCaps or CCVG.



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


                   SECTION 3 - SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On December 31, 2010,  Golden  Dragon  issued  25,000  shares of Common Stock to
CCaps in accordance with the terms of the Share Purchase Agreement, in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

a)       Financial Statements - Not Applicable

b)       Exhibits -        10.1    Agreement and Plan of Merger and Reorganiza-
                                   tion into a Holding Company

                           10.2    Share Purchase Agreement












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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            GOLDEN DRAGON HOLDING CO.
                                  (Registrant)

                              Dated: January 26, 2011



                              /s/ David J. Cutler
                              -----------------------------------
                              David J. Cutler, President













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